UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 30549






                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)  July 17, 2000
                                                  ------------

                                ENTER TECH CORP.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

          Nevada                    0-21275                     84-1349553
--------------------------------------------------------------------------------
(State or other jurisdiction       (Commission                  (IRS Employer
of incorporation)                  File Number)              Identification No.)

         430 East 6th Street, Loveland, Colorado         80537
         -------------------------------------------------------
         (Address of principal executive offices)      Zip Code)

Registrant's telephone number, including area code  970-669-4918
                                                    ------------

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

     As reported in Item 2 of Part I and Item 5 of Part II of the registrant's Quarterly Report of Form 10-QSB for the quarterly period ended March 31, 2000, on April 19, 2000, Enter Tech Corp. acquired 80% of the outstanding shares of common stock of WavePower, Inc., a development stage company, in exchange for the issuance to Vernon C. Kendrick of 5,000,000 restricted shares of Enter Tech common stock. In addition, Enter Tech agreed to reserve 3,000,000 shares of its 5,000,000 authorized shares of preferred stock for issuance as further payment for the acquisition to the former sole shareholder of Wave Power in the event that certain performance objectives related to future gross income and net pre-tax profit of WavePower are met. The additional 3,000,000 shares of preferred stock would be issued through exercise of an option to purchase the preferred stock, contingent on meeting the performance objectives, and would be convertible into shares of Enter Tech common stock at the rate of 2 shares of common stock for each share of preferred stock. The agreement also contemplates that the remaining 2,000,000 authorized shares of Enter Tech preferred stock may be issued to the existing members of Enter Tech management and a significant consultant.

     WavePower plans to become an application service provider and is in the process of developing a network which move traditional computer applications out of the conventional personal computer and onto a central network. WavePower intends that users will then be able to freely access all of the power, applications and connectivity of a series of networked computers form their own individual terminals.



ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     The financial statements and pro forma financial information listed below are filed as a part of this report and relate to the acquisition by Enter Tech Corp. of 80% of the outstanding stock of WavePower, Inc. reported in Item 2 of
PART I and Item 5 of the registrant's Quarterly Report on Form 10-QSB for the quarterly period ended March 31, 2000.

                                                                       Page No.
                                                                     -----------
     (a)  Audited Financial Statements of 2M Systems, Inc.as of
          December 31, 1999:

          Report of Independent Certified Public Accountants         F-2
          Balance Sheet                                              F-3
          Statement of Operations                                    F-4
          Statement of Changes in Stockholders' (Deficit)            F-5
          Statement of Cash Flows                                    F-6
          Notes to Financial Statements                              F-7 - F-9

     (b)  Audited Financial Statements of WavePower, Inc. as of
          December 31, 1999:

          Report of Independent Certified Public Accountants         F-10
          Balance Sheet                                              F-11
          Statement of Operations                                    F-12
          Statement of Changes in Stockholders' Equity               F-13
          Statement of Cash Flows                                    F-14
          Notes to Financial Statements                              F-15 - F-17

     (c)  Unaudited Financial Statements of WavePower, Inc. as of
          March 31, 2000:

          Balance Sheet                                              F-18
          Statement of Operations                                    F-19
          Statement of Changes in Stockholders' Equity               F-20
          Statement of Cash Flows                                    F-21
          Notes to Financial Statements                              F-22 - F-24

     (d) Pro Forma Financial Statements for WavePower, Inc. (WP) - Ener Tech Corp. and Consolidated Subsidiary (ETC) -
          2M Systems, Inc. (2M) (unaudited):

          Pro Forma Balance Sheet                                    F-25
          Pro Forma Statements of Operations (WavePower, Inc.
            (WP) - Enter Tech Corp. and Consolidated
            Subsidiary (ETC))                                        F-26
          Pro Forma Statements of Operations (WavePower, Inc.
            (WP) - Enter Tech Corp. and Consolidated
            Subsidiary (ETC) - 2M Systems, Inc. (2M)                 F-27
          Notes to Pro Forma Financial Statements                    F-28

                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  ENTER TECH CORP.

Dated:  July 17, 2000             By: /s/ Sam Lindsey
                                      ------------------------------------------
                                      Sam Lindsey, President and Chief Financial
                                      Officer

                         INDEX TO FINANCIAL STATEMENTS

                                                                       Page No.
                                                                     -----------
     (a)  Audited Financial Statements of 2M Systems, Inc.as of
          December 31, 1999:

          Report of Independent Certified Public Accountants         F-2
          Balance Sheet                                              F-3
          Statement of Operations                                    F-4
          Statement of Changes in Stockholders' (Deficit)            F-5
          Statement of Cash Flows                                    F-6
          Notes to Financial Statements                              F-7 - F-9

     (b)  Audited Financial Statements of WavePower, Inc. as of
          December 31, 1999:

          Report of Independent Certified Public Accountants         F-10
          Balance Sheet                                              F-11
          Statement of Operations                                    F-12
          Statement of Changes in Stockholders' Equity               F-13
          Statement of Cash Flows                                    F-14
          Notes to Financial Statements                              F-15 - F-17

     (c)  Unaudited Financial Statements of WavePower, Inc. as of
          March 31, 2000:

          Balance Sheet                                              F-18
          Statement of Operations                                    F-19
          Statement of Changes in Stockholders' Equity               F-20
          Statement of Cash Flows                                    F-21
          Notes to Financial Statements                              F-22 - F-24

     (d) Pro Forma Financial Statements for WavePower, Inc. (WP) - Ener Tech Corp. and Consolidated Subsidiary (ETC) -
          2M Systems, Inc. (2M) (unaudited):

          Pro Forma Balance Sheet                                    F-25
          Pro Forma Statements of Operations (WavePower, Inc.
            (WP) - Enter Tech Corp. and Consolidated
            Subsidiary (ETC))                                        F-26
          Pro Forma Statements of Operations (WavePower, Inc.
            (WP) - Enter Tech Corp. and Consolidated
            Subsidiary (ETC) - 2M Systems, Inc. (2M)                 F-27
          Notes to Pro Forma Financial Statements                    F-28

               REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

The Board of Directors
2M Systems, Inc.
Delray Beach, FL

We have audited the accompanying balance sheet of 2M Systems, Inc. (a development stage company) as of December 31, 1999, and the related statements of operations, stockholders' (deficit) and cash flows for the period from February 22, 1999 (date of inception) through December 31, 1999. These financial statements are the responsibility of the company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements, referred to above, present fairly, in all material respects, the financial position of 2M Systems, Inc. (a development stage company) as of December 31, 1999, and the results of its operations, changes in stockholders' (deficit) and cash flows for the period from February 22, 1999 (date of inception) through December 31, 1999 in conformity with generally accepted accounting principles.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As described in Note 2, the Company has sustained operating losses since inception and has no current business operations or plans for business operations that raise substantial doubts about its ability to continue as a going concern. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.


                                            /s/ Schumacher & Associates, Inc.

                                            Schumacher & Associates, Inc.
                                            Certified Public Accountants
                                            2525 Fifteenth Street, Suite 3H
                                            Denver, Colorado 80211
July 7, 2000

                                2M SYSTEMS, INC.
                                ----------------
                          (A Development Stage Company)

                                  BALANCE SHEET
                                December 31, 1999


                                     ASSETS
                                     ------

Current Assets:
 Cash                                                               $        10
                                                                    -----------
         Total Current Assets                                                10
                                                                    -----------

TOTAL ASSETS                                                        $        10
                                                                    ===========

                     LIABILITIES AND STOCKHOLDERS' (DEFICIT)
                     ---------------------------------------

Current Liabilities:
  Accounts payable                                                        3,641
                                                                    -----------
         Total Current Liabilities                                        3,641
                                                                    -----------

TOTAL LIABILITIES                                                         3,641
                                                                    -----------

Commitments and contingencies                                                 -
 (Notes 1,3 and 5)

Stockholders' (Deficit):
  Common stock, $.001 par value
   5,000,000 shares authorized,
   5,000,000 issued and outstanding                                         500
  Additional Paid-in Capital                                            154,743
  Accumulated (Deficit)                                                (158,874)
                                                                    -----------

TOTAL STOCKHOLDERS' (DEFICIT)                                            (3,631)
                                                                    -----------

TOTAL LIABILITIES AND STOCKHOLDERS' (DEFICIT)                       $        10
                                                                    ===========

    The accompanying notes are an integral part of the financial statements.

                                2M SYSTEMS, INC.
                                ----------------
                          (A Development Stage Company)

                             STATEMENT OF OPERATIONS
            For the period from February 22, 1999 (date of inception)
                            through December 31, 1999




Revenue:
                                                                    $         -
                                                                    -----------
Operating Expenses
        Salaries and consulting                                          97,672
        Depreciation                                                      2,802
        Research and development                                         25,119
        Rent                                                              6,937
        Administrative and other                                         26,344
                                                                    -----------
         Total Operating Expenses                                       158,874
                                                                    -----------
Net (Loss)                                                          $  (158,874)
                                                                    ===========
Per Share                                                           $      (.03)
                                                                    ===========
Weighted Average Number of Shares                                   $ 5,000,000
                                                                    ===========



    The accompanying notes are an integral part of the financial statements.


                                               2M SYSTEMS, INC.
                                               ----------------
                                         (A Development Stage Company)

                                 STATEMENT OF CHANGES IN STOCKHOLDERS' (DEFICIT)

                                  For the period from February 22, 1999 (date
                                    of inception) through December 31, 1999

                                                                                    Additional
                               Preferred       Stock       Common        Stock       Paid-in         Accumulated
                               No./Shares     Amount     No./Shares      Amount       Capital         (Deficit)          Total
                               ----------     ------     ----------      -------    ----------       -----------       ---------
Balance at February 22,
1999                                -         $     -             -       $  -      $       -        $       -         $       -

Common stock issued for
cash, at inception, at
$.001 per share                     -              -      5,000,000        500              -                -               500

Additional paid-in capital          -              -              -          -        154,743                -           154,743
Net loss for the period
ended December 31, 1999             -              -              -          -              -         (158,874)         (158,874)
                               ------         ------      ---------       ----      ---------        ---------         ---------
Balance at December 31,
1999                                -         $    -      5,000,000       $500      $ 154,743        $(158,874)        $  (3,631)
                               ======         ======      =========       ====      =========        ==========        =========




                       The accompanying notes are an integral part of the financial statements.

                                2M SYSTEMS, INC.
                                ----------------
                          (A Development Stage Company)

                             STATEMENT OF CASH FLOWS

                 For the period from February 22, 1999 (date of
                      inception) through December 31, 1999




Cash Flows from Operating Activities:
 Net (Loss)                                                          $ (158,874)
 Adjustments to reconcile net loss to
  net cash used in operating activities:
    Depreciation                                                          2,802
    Increase in accounts payable
     and accrued expenses                                                 3,641
                                                                     ----------
 Net Cash (Used in) Operating
  Activities                                                           (152,431)
                                                                     ----------
Cash Flows from Investing Activities:
 Investment in property and equipment                                   (56,023)
                                                                     ----------
Net Cash (Used in) Investing
  Activities                                                            (56,023)
                                                                     ----------
Cash Flows from Financing Activities:
 Common stock issued                                                        500
 Additional paid-in capital                                             207,964
                                                                     ----------
Net Cash Provided by Financing
 Activities                                                             208,464
                                                                     ----------
Increase in Cash                                                             10

Cash, Beginning of Period                                                     -
                                                                     ----------

Cash, End of Period                                                  $       10
                                                                     ==========

Interest Paid                                                        $        -
                                                                     ==========

Income Taxes Paid                                                    $        -
                                                                     ==========

    The accompanying notes are an integral part of the financial statements.

                                2M SYSTEMS, INC.
                                ----------------
                         (A Development Stage Company)
                          NOTES TO FINANCIAL STATEMENTS
                                December 31, 1999

(1)  Summary of Accounting Policies
     ------------------------------

     This summary of significant accounting policies of 2M Systems, Inc. (a development stage company) (Company) is presented to assist in understanding the Company's financial statements. The financial statements and notes are representations of the Company's management who is responsible for their integrity and objectivity. These accounting policies conform to generally accepted accounting principles and have been consistently applied in the preparation of the financial statements.

     (a)  Description of Business
          -----------------------

          The Company was organized on February 22, 1999 as a Florida corporation to offer a variety of Internet based services and solutions. The Company was a technology development company and as described in Note 2 sold its assets and technology to a related party on June 30, 1999. The Company currently has no business operations. The Company is a development stage company since principle planned operations have not yet commenced.

          The Company has selected December 31 as its year end.

     (b)  Use of Estimates in the Preparation of Financial Statements
          -----------------------------------------------------------

          The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

     (c)  Basis of Presentation - Going Concern
          -------------------------------------

          The accompanying financial statements have been prepared in conformity with generally accepted accounting principles, which contemplates continuation of the Company as a going concern. However, the Company has sustained operating losses since its inception and has no current business operations or plans for business operations.

                                2M SYSTEMS, INC.
                                ----------------
                         (A Development Stage Company)
                          NOTES TO FINANCIAL STATEMENTS
                                December 31, 1999

     (c)  Basis of Presentation - Going Concern, Continued
          ------------------------------------------------

          In view of these matters, continuing as a going concern is dependent upon the company's ability to meet its financing requirements,

     (d)  Income Taxes
          ------------

          As of December 31, 1999, the Company had net operating losses available for carryover to future years of approximately 158,874, expiring in various years through 2019. Utilization of these carry overs may be limited if there is a change in control of the Company. As of December 31, 1999, the company has total deferred tax assets of approximately $31,775 due to operating loss carry forwards. However, because of the uncertainty of potential realization of these tax assets, the Company has provided a valuation allowance for the entire $31,775. Thus, no tax assets have been recorded in the financial statements as of December 31, 1999.

(2)  Sale of Assets
     --------------

     On June 30, 1999, WavePower, Inc., a related party acquired the assets of the Company. WavePower, Inc. is 100% owned by the Company's President and 100% stockholder. The fair market value of the assets sold were estimated to be $53,221. WavePower, Inc. purchased the assets of the Company for $10 and other consideration which included 5,000,000 ($.001 par value) shares of the WavePower's common stock and a personal indemnity and assumption of all seller's liabilities by the president, individually. The Company immediately transferred the Company's stock to the president in exchange for the personal indemnity aforesaid. After the sale of the assets of the Company, the President directly controlled 100% of the outstanding common stock of the Company.

(3)  Contingencies
     -------------

     The Company ceased operations on June 30, 1999. All liabilities were paid or assumed by the Company's President and the Company sold its assets to WavePower, Inc., a related party.

(4)  Common Stock
     ------------

     From the Company's date of inception until December 31, 1999, the Company had issued an aggregate of 5,000,000 shares of its common stock to its President for $500.

                                2M SYSTEMS, INC.
                                ----------------
                         (A Development Stage Company)
                          NOTES TO FINANCIAL STATEMENTS
                                December 31, 1999


(5)  Related Party Transactions
     --------------------------

     The Company subleased office space from an entity owned by the Company's President. There is no written agreement related to the sublease. The related party's lease began February 1, 1998 and covers a three year period. Monthly rent was approximately $2,337.

     During the period ended December 31, 1999, the Company paid compensation to the Company's President totaling $90,114.

(6)  Technology Assignment and Subsequent Termination Agreement
     ----------------------------------------------------------

     Effective February 26, 1999, the Company entered into an agreement with an entity whereby the Company assigned certain technology in exchange for a $1,000,000 funding commitment. After having received approximately $185,000, the company terminated this assignment with the mutual consent of the other entity in exchange for the Company's President signing a promissory note to the other entity in the amount of $185,000. The Company has no liability related to this note. The company has accounted for this $185,000 as additional paid-in capital, net of the $53,221 value of WavePower, Inc. common stock received by the Company for the sale of its assets, subsequently distributed to the Company's sole stockholder.

               REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

The Board of Directors
WavePower, Inc.
Delray Beach, FL

We have audited the accompanying balance sheet of WavePower, Inc. (a development stage company) as of December 31, 1999, and the related statements of operations, stockholders' equity and cash flows for the period from June 1, 1999 (date of inception) through December 31, 1999. These financial statements are the responsibility of the company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements, referred to above, present fairly, in all material respects, the financial position of WavePower, Inc. (a development stage company) as of December 31, 1999, and the results of its operations, changes in stockholders' equity and cash flows for the period from June 1, 1999 (date of inception) through December 31, 1999 in conformity with generally accepted accounting principles.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As described in Note 2, the Company has sustained operating losses since inception and has a working capital deficiency that raise substantial doubts about its ability to continue as a going concern. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.


                                            /s/ Schumacher & Associates, Inc.

                                            Schumacher & Associates, Inc.
                                            Certified Public Accountants
                                            2525 Fifteenth Street, Suite 3H
                                            Denver, Colorado 80211
July 7, 2000

                                 WAVEPOWER, INC.
                                 ---------------
                          (A Development Stage Company)

                                  BALANCE SHEET
                                December 31, 1999


                                     ASSETS
                                     ------

Current Assets:                                                     $         -
                                                                    -----------
      Total Current Assets                                                    -
                                                                    -----------
Equipment, net of accumulated
 depreciation of $5,608                                                  50,018
                                                                    -----------

TOTAL ASSETS                                                        $    50,018
                                                                    ===========

                      LIABILITIES AND STOCKHOLDERS' EQUITY
                      ------------------------------------

Current Liabilities:
  Accounts payable                                                       12,650
                                                                    -----------
      Total Current Liabilities                                          12,650
                                                                    -----------

TOTAL LIABILITIES                                                        12,650
                                                                    -----------

Commitments and contingencies                                                 -
 (Notes 1,2,4 and 6)

Stockholders' Equity:
  Preferred stock, $.001 par value
   5,000,000 shares authorized,
   none issued and outstanding                                                -
  Common stock, $.001 par value
   20,000,000 shares authorized,
   5,000,000 issued and outstanding                                       5,000
  Additional Paid-in Capital                                             91,341
  Accumulated (Deficit)                                                 (58,973)
                                                                    -----------
TOTAL STOCKHOLDERS' EQUITY                                               37,368
                                                                    -----------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                          $    50,018
                                                                    ===========

    The accompanying notes are an integral part of the financial statements.

                                 WAVEPOWER, INC.
                                 ---------------
                          (A Development Stage Company)

                             STATEMENT OF OPERATIONS
              For the period from June 1, 1999 (date of inception)
                            through December 31, 1999





Revenue:                                                            $         -
                                                                    -----------

Operating Expenses
        Depreciation                                                      5,608
        Rent                                                             12,018
        Research and development                                         13,440
        Professional fees                                                11,844
        Telephone                                                        11,092
        Other                                                             4,971
                                                                    -----------
         Total Operating Expenses                                        58,973
                                                                    -----------

Net (Loss)                                                          $   (58,973)
                                                                    ===========

Per Share                                                           $      (.01)
                                                                    ===========

Weighted Average Number of Shares                                   $ 5,000,000
                                                                    ===========



    The accompanying notes are an integral part of the financial statements.


                                                 WAVEPOWER, INC.
                                                 ---------------
                                          (A Development Stage Company)

                                   STATEMENT OF CHANGES IN STOCKHOLDERS' EQUITY

                           For the period from June 1, 1999 (date of inception) through
                                               December 31, 1999

                                                                                   Additional
                               Preferred       Stock       Common        Stock       Paid-in      Accumulated
                               No./Shares     Amount     No./Shares     Amount       Capital       (Deficit)        Total
                               ----------     ------     ----------     -------    ----------     -----------     ---------
Balance at June 1, 1999
                                      -       $     -             -     $    -      $     -        $      -        $      -

Common stock issued for
cash, at inception, at
$.001 per share                       -             -     5,000,000      5,000            -               -           5,000

Additional paid-in capital            -             -             -          -       91,341               -          91,341

Net loss for the period
ended December 31, 1999               -             -             -          -            -         (58,973)        (58,973)
                                 ------        ------     ---------     ------   -  -------        --------        --------
Balance at December 31,
1999                                  -        $    -     5,000,000     $5,000      $91,341        $(58,973)       $ 37,368
                                 ======        ======     =========     ======      =======        ========        ========



                       The accompanying notes are an integral part of the financial statements.

                                 WAVEPOWER, INC.
                                 ---------------
                          (A Development Stage Company)

                             STATEMENT OF CASH FLOWS


              For the period from June 1, 1999 (date of inception)
                            through December 31, 1999


Cash Flows from Operating Activities:
 Net (Loss)                                                          $  (58,973)
 Adjustments to reconcile net loss to
  net cash used in operating activities:
  Depreciation                                                            5,608
  Increase in accounts payable
   and accrued expenses                                                  12,650
                                                                     ----------
 Net Cash (Used in) Operating
  Activities                                                            (40,715)
                                                                     ----------

Cash Flows from Investing Activities:
 Investment in property and equipment                                   (55,626)
                                                                     ----------
Net Cash (Used in) Investing
  Activities                                                            (55,626)
                                                                     ----------

Cash Flows from Financing Activities:
 Common stock issued                                                      5,000
 Additional paid-in capital                                              91,341
                                                                     ----------
Net Cash Provided by Financing
 Activities                                                              96,341
                                                                     ----------

Increase in Cash                                                              -

Cash, Beginning of Period                                                     -
                                                                     ----------

Cash, End of Period                                                  $        -
                                                                     ==========

Interest Paid                                                        $        -
                                                                     ==========

Income Taxes Paid                                                    $        -
                                                                     ==========

    The accompanying notes are an integral part of the financial statements.

                                 WAVEPOWER, INC.
                                 ---------------
                         (A Development Stage Company)
                          NOTES TO FINANCIAL STATEMENTS
                                December 31, 1999


(1)  Summary of Accounting Policies
     ------------------------------

     This summary of significant accounting policies of WavePower, Inc. (a development stage company) (Company) is presented to assist in understanding the Company's financial statements. The financial statements and notes are representations of the Company's management who is responsible for their integrity and objectivity. These accounting policies conform to generally accepted accounting principles and have been consistently applied in the preparation of the financial statements.

     (a)  Description of Business
          -----------------------

          The Company was organized on June 1, 1999 as a Florida corporation to offer a variety of Internet based services and solutions. The services are expected to include those of an Internet Service Provider ("ISP") and an Application Service Provider ("ASP") as well as other services. Effective June 30, 1999, the Company acquired the net assets of 2M Systems, Inc. as described in Note (2). The Company is a development stage company since principle planned operations have not yet commenced.

          The Company has selected December 31 as its year end.

     (b)  Use of Estimates in the Preparation of Financial Statements
          -----------------------------------------------------------

          The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

     (c)  Basis of Presentation - Going Concern
          -------------------------------------

          The accompanying financial statements have been prepared in conformity with generally accepted accounting principles, which contemplates continuation of the Company as a going concern. However, the Company has sustained operating losses since its inception and has a working capital deficiency. See Note 6 for a description of subsequent event business combination.

                                 WAVEPOWER, INC.
                                 ---------------
                         (A Development Stage Company)
                          NOTES TO FINANCIAL STATEMENTS
                                December 31, 1999


(1)  Summary of Accounting Policies, Continued
     -----------------------------------------

     (c)  Basis of Presentation - Going Concern, Continued
          ------------------------------------------------

          In view of these matters, realization of certain of the assets in the accompanying balance sheet is dependent upon continued operations of the Company, which in turn is dependent upon the Company's ability to meet its financial requirements, raise additional capital, and the success of its future operations.

          The business combination provides an opportunity for the Company to continue as a going concern.

     (d)  Income Taxes
          ------------

          As of December 31, 1999, the Company had net operating losses available for carryover to future years of approximately $58,973, expiring in various years through 2019. Utilization of these carryovers may be limited if there is a change in control of the Company. As of December 31, 1999, the company has total deferred tax assets of approximately $11,795 due to operating loss carryforwards. However, because of the uncertainty of potential realization of these tax assets, the Company has provided a valuation allowance for the entire $11,795. Thus, no tax assets have been recorded in the financial statements as of December 31, 1999.

(2)  Asset  Acquisition
     ------------------

     On June 30, 1999, the Company acquired the assets of 2M Systems, Inc. (2M), a related party. 2M is 100% owned by the Company's President and 100% stockholder. The acquisition was recorded as a purchase. Accordingly, the assets were recorded at fair market value, which was determined to approximate the original cost less accumulated depreciation of 2M. The fair market value of the assets purchased were estimated to be $53,221. The Company purchased the assets of 2M for $10 and other consideration which included 5,000,000 ($.001 par value) shares of the Company's common stock and a personal indemnity and assumption of all seller's liabilities by the president, individually. 2M immediately transferred the WavePower, Inc. stock to the president in exchange for the personal indemnity aforesaid. After the purchase of the assets of 2M, the President directly controlled 100% of the outstanding common stock of the Company.

                                 WAVEPOWER, INC.
                                 ---------------
                         (A Development Stage Company)
                          NOTES TO FINANCIAL STATEMENTS
                                December 31, 1999

(3)  Equipment
     ---------

     At December 31, 1999, equipment and accumulated depreciation in the accompanying balance sheet include the following:

     Office Furniture & Equipment                         $ 25,512
     Computer hardware and software                         30,114
                                                          --------
              Total Equipment                               55,626
              Less Accumulated Depreciation                  5,608
                                                          --------
              Net Equipment                               $ 50,018
                                                          ========

(4)  Related Party Transactions
     --------------------------

     Total Company expenses of $58,973 were paid by the Company's founder, President and sole stockholder as of December 31, 1999. This amount was recorded as paid-in capital. The assets purchased in Note 2 of the financial statements were acquired from 2M, wholly owned by the Company's President. All amounts relating to the purchase were recorded at the cost to that entity less accumulated depreciation, 2M paid $26,797 for office furniture and equipment which was owned by the President. The Company is of the belief that all such purchases and aggregate consideration paid were at fair value.

     The Company subleases office space from an entity owned by the Company's President. There is no written agreement related to the sublease. The related party's lease began February 1, 1998 and covers a three year period. Monthly rent is approximately $2,337.

(5)  Common Stock
     ------------

     From the Company's date of inception until December 31, 1999, the Company had issued an aggregate of 5,000,000 shares of its common stock to its President for $5,000.

(6)  Subsequent Events
     -----------------

     On April 19, 2000, the Company was acquired by Enter Tech Corp. Enter Tech Corp. issued 5,000,000 shares of restricted common stock for 80% ownership of the Company.

                                 WAVEPOWER, INC.
                                 ---------------
                          (A Development Stage Company)

                                  BALANCE SHEET
                                 March 31, 2000
                                   (Unaudited)

                                     ASSETS
                                     ------

Current Assets:
   Cash                                                              $    8,077
   Other                                                                  1,200
                                                                     ----------
         Total Current Assets                                             9,277
                                                                     ----------

Equipment, net of accumulated
 depreciation of $10,881                                                 44,745
                                                                     ----------

TOTAL ASSETS                                                         $   54,022
                                                                     ==========

                      LIABILITIES AND STOCKHOLDERS' EQUITY
                      ------------------------------------

Current Liabilities:
  Accounts payable                                                        8,410
  Related party payables                                                 23,515
                                                                     ----------
         Total Current Liabilities                                       31,925
                                                                     ----------

TOTAL LIABILITIES                                                        31,925
                                                                     ----------

Commitments and contingencies                                                 -
 (Notes 1,2,3,5 and 7)

Stockholders' Equity:
  Preferred stock, $.001 par value
   5,000,000 shares authorized,
   none issued and outstanding                                                -
  Common stock, $.001 par value
   20,000,000 shares authorized,
   5,000,000 issued and outstanding                                       5,000
  Additional Paid-in Capital                                             95,923
  Accumulated (Deficit)                                                 (78,826)
                                                                     ----------

TOTAL STOCKHOLDERS' EQUITY                                               22,097
                                                                     ----------

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                           $   54,022
                                                                     ===========

The accompanying notes are an integral part of the financial statements.

                                 WAVEPOWER, INC.
                                 ---------------
                          (A Development Stage Company)

                             STATEMENT OF OPERATIONS
                    For the three months ended March 31, 2000
                                   (Unaudited)




Revenue:                                                            $         -
                                                                    -----------

Operating Expenses
        Depreciation                                                      5,273
        Rent                                                              1,963
        Research and development                                            900
        Professional fees                                                 2,000
        Other                                                             9,717
                                                                    -----------
         Total Operating Expenses                                        19,853
                                                                    -----------

Net (Loss)                                                          $   (19,853)
                                                                    ===========

Per Share                                                           $       nil
                                                                    ===========

Weighted Average Number of Shares                                   $ 5,000,000
                                                                    ===========


    The accompanying notes are an integral part of the financial statements.



                                               WAVEPOWER, INC.
                                               ---------------
                                        (A Development Stage Company)

                                  STATEMENT OF CHANGES IN STOCKHOLDERS' EQUITY

                           For the period from June 1, 1999 (date of inception) through
                                          March 31, 2000 (Unaudited)

                                                                                   Additional
                               Preferred       Stock       Common        Stock       Paid-in      Accumulated
                               No./Shares     Amount     No./Shares     Amount       Capital       (Deficit)       Total
                               ----------     ------     ----------     -------    ----------     -----------     --------
Balance at June 1, 1999              -       $    -              -      $    -       $     -      $      -       $      -

Common stock issued for
cash, at inception, at
$.001 per share                      -            -      5,000,000       5,000             -             -          5,000

Additional paid-in capital           -            -              -           -        91,341             -         91,341

Net loss for the period
ended December 31, 1999              -            -              -           -             -       (58,973)       (58,973)
                                ------       ------      ---------      -------    ---------      --------       --------
Balance at December 31,
1999                                 -            -      5,000,000       5,000        91,341       (58,973)        37,368

Additional paid-in capital           -            -              -           -         4,582             -         91,341

Net loss for the three
months ended March 31,
2000 (Unaudited)                     -            -              -           -             -       (19,853)       (19,853)
                                ------       ------      ---------      ------      --------      --------        --------
Balance at March 31, 2000
(Unaudited)                          -       $    -      5,000,000      $5,000       $95,923      $(78,826)       $ 22,097
                                ======       ======      =========      ======       =======      ========        ========




                             The accompanying notes are an integral part of the financial statements.


                                 WAVEPOWER, INC.
                                 ---------------
                          (A Development Stage Company)

                             STATEMENT OF CASH FLOWS

                    For the three months ended March 31, 2000
                                   (Unaudited)



Cash Flows from Operating Activities:
 Net (Loss)                                                         $   (19,853)
 Adjustments to reconcile net loss to
  net cash used in operating activities:
 Depreciation                                                             5,273
  Increase in accounts receivabl                                         (1,200)
  Increase in accounts payable
   and accrued expenses                                                  19,275
                                                                    -----------
 Net Cash Provided by Operating
  Activities                                                              3,495
                                                                    -----------

Net Cash (Used in) Investing
  Activities                                                                  -
                                                                     ----------

Cash Flows from Financing Activities:
 Additional paid-in capital                                               4,582
                                                                     ----------
Net Cash Provided by Financing
 Activities                                                               4,582
                                                                     ----------

Increase in Cash                                                          8,077

Cash, Beginning of Period                                                     -
                                                                     ----------

Cash, End of Period                                                  $    8,077
                                                                     ==========

Interest Paid                                                        $        -
                                                                     ==========

Income Taxes Paid                                                    $        -
                                                                     ==========

    The accompanying notes are an integral part of the financial statements.

                                 WAVEPOWER, INC.
                                 ---------------
                         (A Development Stage Company)
                          NOTES TO FINANCIAL STATEMENTS
                                 March 31, 2000
                                   (Unaudited)

(1)  Summary of Accounting Policies
     ------------------------------

     This summary of significant accounting policies of WavePower, Inc. (a development stage company) (Company) is presented to assist in understanding the Company's financial statements. The financial statements and notes are representations of the Company's management who is responsible for their integrity and objectivity. These accounting policies conform to generally accepted accounting principles and have been consistently applied in the preparation of the financial statements.

     (a)  Description of Business
          -----------------------

          The Company was organized on June 1, 1999 as a Florida corporation to offer a variety of Internet based services and solutions. The services are expected to include those of an Internet Service Provider ("ISP") and an Application Service Provider ("ASP") as well as other services. Effective June 30, 1999, the Company acquired the net assets of 2M Systems, Inc. as described in Note (2). The Company is a development stage company since principle planned operations have not yet commenced.

          The Company has selected December 31 as its year end.

     (b)  Use of Estimates in the Preparation of Financial Statements
          -----------------------------------------------------------

          The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

     (c)  Basis of Presentation - Going Concern
          -------------------------------------

          The accompanying financial statements have been prepared in conformity with generally accepted accounting principles, which contemplates continuation of the Company as a going concern. However, the Company has sustained operating losses since its inception and has a working capital deficiency. See Note 6 for a description of subsequent event business combination.

                                 WAVEPOWER, INC.
                                 ---------------
                         (A Development Stage Company)
                          NOTES TO FINANCIAL STATEMENTS
                                 March 31, 2000
                                  (Unaudited)


(1)  Summary of Accounting Policies, Continued
     -----------------------------------------

     (c)  Basis of Presentation - Going Concern, Continued
          ------------------------------------------------

          In view of these matters, realization of certain of the assets in the accompanying balance sheet is dependent upon continued operations of the Company, which in turn is dependent upon the Company's ability to meet its financial requirements, raise additional capital, and the success of its future operations.

          The business combination provides an opportunity for the Company to continue as a going concern.

     (d)  Income Taxes
          ------------

          As of March 31, 2000, the Company had net operating losses available for carryover to future years of approximately $78,826, expiring in various years through 2019. Utilization of these carryovers may be limited if there is a change in control of the Company. As of March 31, 2000, the company has total deferred tax assets of approximately $15,765 due to operating loss carry forwards. However, because of the uncertainty of potential realization of these tax assets, the Company has provided a valuation allowance for the entire $15,765. Thus, no tax assets have been recorded in the financial statements as of March 31, 2000.

(2)  Asset Acquisition
     -----------------

     On June 30, 1999, the Company acquired the assets of 2M Systems, Inc. (2M), a related party. 2M is 100% owned by the Company's President and 100% stockholder. The acquisition was recorded as a purchase. Accordingly, the assets were recorded at fair market value, which was determined to approximate the original cost less accumulated depreciation of 2M. The fair market value of the assets purchased were estimated to be $53,221. The Company purchased the assets of 2M for $10 and other consideration which included 5,000,000 ($.001 par value) shares of the Company's common stock and a personal indemnity and assumption of all seller's liabilities by the president, individually. 2M immediately transferred the WavePower, Inc. stock to the president in exchange for the personal indemnity aforesaid. After the purchase of the assets of 2M, the President directly controlled 100% of the outstanding common stock of the Company.

                                 WAVEPOWER, INC.
                                 ---------------
                         (A Development Stage Company)
                          NOTES TO FINANCIAL STATEMENTS
                                 March 31, 2000
                                  (Unaudited)

(3)  Unaudited Financial Statements
     ------------------------------

     The balance sheet as of March 31, 2000, the statement of operations, the statement of cash flows and the statement of changes in stockholders' equity for the three month period ended March 31, 2000, have been prepared by management without audit. In the opinion of management all adjustments (which include only normal recurring adjustments) necessary to present fairly the financial position, results of operations, cash flows and changes in stockholders equity at March 31, 2000 and for all periods presented have been made.

(4)  Equipment
     ---------

     At  March  31,  2000,   equipment  and  accumulated   depreciation  in  the
     accompanying balance sheet include the following:

     Office Furniture & Equipment                         $ 25,512
     Computer hardware and software                         30,114
                                                          --------
              Total Equipment                               55,626
              Less Accumulated Depreciation                 10,881
                                                          --------
              Net Equipment                               $ 44,745
                                                          ========

(5)  Related Party Transactions
     --------------------------

     The assets purchased in Note 2 of the financial statements were acquired from 2M, wholly owned by the Company's President. All amounts relating to the purchase were recorded at the cost to that entity less accumulated depreciation, 2M paid $26,797 for office furniture and equipment which was owned by the President. The Company is of the belief that all such purchases and aggregate consideration paid were at fair value.

     The Company subleases office space from an entity owned by the Company's President. There is no written agreement related to the sublease. The related party's lease began February 1, 1998 and covers a three year period. Monthly rent is approximately $2,337.

(6)  Common Stock
     ------------

     From the Company's date of inception until March 31, 2000, the Company had issued an aggregate of 5,000,000 shares of its common stock to its President for $5,000.

(7)  Subsequent Events
     -----------------

     On April 19, 2000, the Company was acquired by Enter Tech Corp. Enter Tech Corp. issued 5,000,000 shares of restricted common stock for 100% ownership of the Company.


                                                       WAVEPOWER, INC. (WP)
                                                       --------------------
                                        ENTER TECH CORP. AND CONSOLIDATED SUBSIDIARY (ETC)

                                                      PRO FORMA BALANCE SHEET
                                                            (Unaudited)



                                                                 WP                ETC
                                                              March 31,          March 31,
                                                                2000               2000           Adjustments          Combined
                                                         ----------------   -----------------   ----------------   -----------------


                                                                ASSETS
Current Assets:
      Cash                                                          8,077              42,011                  -             50,088
      Other                                              $          1,200   $               -   $              -   $          1,200
                                                         ----------------   -----------------   ----------------   ----------------


        Total Current Assets                                        9,277              42,011                  -             51,288

      Receivable, WavePower                                             -              23,515            (23,515)                 -
      Property and equipment, net of accumulated
       depreciation                                                44,745               6,963                  -             51,708
                                                         ----------------   -----------------   ----------------   ----------------

Total Assets                                             $         54,022   $          72,489   $        (23,515)  $        102,996
                                                         ================   =================   ================   ================



                                             LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

Current Liabilities:
      Accounts payable and accrued expenses              $          8,410   $          52,171   $              -   $         60,581
      Stock compensation payable                                        -              23,700                  -             23,700
      Customer deposits                                                 -              60,000                  -             60,000
      Related party payables                                       23,515             357,794            (23,515)           357,794
      Notes payable, other                                              -             115,806                  -            115,806
                                                         ----------------   -----------------   ----------------   ----------------
        Total Current Liabilities                                  31,925             609,471            (23,515)           617,881

Minority interest in consolidated subsidiary                            -                   -              4,319              4,319

Total Liabilities                                                  31,925             609,471            (19,196)           622,200

Stockholders' Equity (Deficit)
      Common stock                                                  5,000                 778    (1)      (5,000)
                                                                                                 (2)         500              1,278
      Additional paid-in capital                                   95,923           1,470,099    (1)     (95,923)
                                                                                                 (2)      17,278          1,487,377
      Accumulated (deficit)                                       (78,826)         (2,007,859)   (1)      78,826         (2,007,859)
                                                         ----------------   -----------------   ----------------   ----------------
        Total Stockholders' Equity (Deficit)                       22,097            (536,982)            (4,319)          (519,204)
                                                         ----------------   -----------------   ----------------   ----------------

Total Liabilities and Stockholders' Equity (Deficit)     $         54,022   $          72,489   $        (23,515)  $        102,996
                                                         ================   =================   ================   ================






                        The accompanying notes are an integral part of the proforma financial statements.




                                               WAVEPOWER, INC. (WP)
                                ENTER TECH CORP. AND CONSOLIDATED SUBSIDIARY (ETC)

                                         PRO FORMA STATEMENTS OF OPERATIONS
                                                    (Unaudited)

                                                      WP              ETC
                                                Three Months      Three Months
                                                Ended March       Ended March       Pro Forma         Pro Forma
                                                  31, 2000          31, 2000       Adjustments        Combined
                                              ---------------   --------------   ---------------   ---------------
Revenue                                       $             -   $            -   $             -   $             -
                                              ---------------   --------------   ---------------   ---------------


Operating Expenses                                     19,853           96,342                 -           116,195
                                              ---------------   --------------   ---------------   ---------------
Net (Loss)                                    $       (19,853)  $      (96,342)  $             -   $      (116,195)
                                              ===============   ==============   ===============   ===============

Net (Loss) per Common Share                                                                        $          (.01)
                                                                                                   ===============

Weighted Average Number of
 Common Shares Outstanding                                                                              12,783,000
                                                                                                   ===============




                   The accompanying notes are an integral part of the proforma financial statements.




                                               WAVEPOWER, INC. (WP)
                                ENTER TECH CORP. AND CONSOLIDATED SUBSIDIARY (ETC)
                                               2M SYSTEMS, INC. (2M)

                                        PRO FORMA STATEMENTS OF OPERATIONS
                                                   (Unaudited)



                                              WP                 ETC               2M
                                          Year Ended          Year Ended        Year Ended
                                           December           December           December          Pro Forma         Pro Forma
                                           31, 1999           31, 1999            31,1999         Adjustments        Combined
                                       ---------------     --------------    ---------------    ---------------   ---------------

Revenue                                $             -     $            -    $             -     $            -   $             -
                                       ---------------     --------------    ---------------     --------------   ---------------


Operating Expenses                              58,973          1,557,665            158,874                  -         1,775,512
                                       ---------------     --------------    ---------------     --------------   ---------------


Net (Loss)                             $       (58,973)    $   (1,557,665)   $      (158,874)    $            -   $    (1,775,512)
                                       ===============     ==============    ===============     ==============   ===============


Net (Loss) per Common Share                                                                                       $          (.14)
                                                                                                                  ===============
Weighted Average Number of
 Common Shares Outstanding                                                                                             12,783,000
                                                                                                                  ===============

                           The accompanying notes are an integral part of the proforma financial statements.

                              WAVEPOWER, INC. (WP)
               ENTER TECH CORP. AND CONSOLIDATED SUBSIDIARY (ETC)
                              2M SYSTEMS, INC. (2M)

                     NOTES TO PRO FORMA FINANCIAL STATEMENTS
                                   (Unaudited)

(1)  General
     -------

     On April 19, 2000, ETC issued 5,000,000 shares of its common stock pursuant to the acquisition of WavePower, Inc. This business combination will be accounted for as a purchase.

(2)  Pro Forma Information
     ---------------------

     The pro forma financial statements give effect to the acquisition of WavePower, Inc. by ETC as if the acquisition had taken place at the beginning of the respective periods.

(3)  Pro Forma Adjustments
     ---------------------

     (1) This entry gives effect to eliminating WavePower, Inc. stockholders' equity.

     (2) This entry gives effect to issuing 5,000,000 shares of ETC common stock pursuant to the WavePower, Inc. business combination agreement with the shares recorded at the predecessor cost of the assets of WavePower, Inc. The 5,000,000 shares issued for WavePower, Inc. approximated 39% of the issued and outstanding shares of ETC.


(4)  WavePower, Inc. Acquisition of 2M Systems, Inc.
     -----------------------------------------------

     On June 30, 1999, WavePower, Inc. acquired the assets and technology of 2M Systems, Inc. 2M Systems, Inc. was a related party and owned 100% by WavePower, Inc.'s 100% stockholder and President. 2M Systems, Inc. is considered to be a predecessor to WavePower, Inc. for accounting purposes and therefore, the operations of 2M Systems, Inc. from February 22, 1999 (date of inception) through December 31, 1999 have been included in the proforma statement of operations. 2M Systems, Inc. had no operations after the June 30, 1999 sale of assets.